Exhibit 10

INDEPENDENT AUDITORS’ CONSENT

We consent to the incorporation by reference in Part B of Registration Statement No. 811-10631 on Form
N-1A of Master Institutional Money Market Trust of our report dated January 3, 2002 on the statement of assets and liabilities of Master Institutional Money Market Trust as of December 31, 2001, which appears in the Statement of Additional Information of Merrill Lynch Funds for Institutions Series.

/s/ Deloitte & Touche LLP Boston, Massachusetts January 10, 2002